EXHIBIT 99.1
                                                Separation and Release Agreement


                        SEPARATION AND RELEASE AGREEMENT
                        --------------------------------

                  THIS SEPARATION AND RELEASE AGREEMENT (this "Agreement"), effective as of February 17, 2004, is executed by and between DANIEL S. REALE ("Reale"), and CELSION CORPORATION, a Delaware corporation (the "Company").

                              Preliminary Statement

                  1. Reale served initially as the Executive Vice President and President of the BPH Division of the Company and subsequently as the Executive Vice President and President of the Oncology Division of the Company, pursuant to an Executive Employment Agreement with the Company dated as of April 9, 2001 (the "Employment Agreement").

                  2. Reale desires to resign from his positions as Executive Vice President and President of the Oncology Division of the Company, and the Company desires to accept such resignation from said positions, in accordance with the terms and conditions set forth in this Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                  1. Recitals. The foregoing recitals are hereby incorporated by reference and made a part of this Agreement.

                  2. Separation Date. Reale's separation from the Company ("Separation Date") shall be effective on the earlier of (i) the 72-hour anniversary of the issuance of the final pre-marketing approval of the Company's Microwave BPH 800 System by the United States Food and Drug Administration (the "FDA") for marketing and sale in the United States (the "PMA") or (ii) March 15, 2004 (the "Effective Date").

                  3. Status and Payments Until Separation Date. As of February 1, 2004, Reale has been relieved of all of his duties set forth in the Employment Agreement. From February 2, 2004 until February 27, 2004, Reale will be on paid vacation leave. On and after February 27, 2004 until the Separation Date, Reale will take a leave of absence from the Company and during that period shall continue to receive his current salary paid bi-weekly in accordance with the terms set forth in the Employment Agreement.

                  4. Severance. In lieu of all amounts payable as a salary or cash bonus pursuant to the Employment Agreement, the Company agrees to pay Reale a severance payment of Eight Hundred Twenty Two Thousand Two Hundred Fifty Dollars ($822,250) (the "Severance Payment"), less such amounts as are required to be withheld pursuant to applicable law. Two Hundred Seventy Five Thousand Dollars ($275,000) of the Severance Payment shall be payable over one year in bi-weekly installments pursuant to the Company's standard payroll policies applicable to its executives commencing on the Separation Date. The balance of the Severance Payment ($547,250, less such amounts as are required to be withheld pursuant to applicable law) shall be paid to Reale in a lump sum in immediately available funds on the earlier of thirty (30) days from the issuance of the PMA or thirty days of the Effective Date. In addition to the foregoing, the Company shall pay Reale a bonus payment of One Hundred Thousand Dollars ($100,000) (the "Bonus") in immediately available funds within thirty (30) days of the PMA, provided, however, if the PMA is ultimately not ever issued by the FDA, the Bonus shall not be due or payable by the Company and shall be forfeited by Reale.

                  5. Stock Options.
                     --------------

                     5.1 Vesting of Granted Options. In addition to the Severance Payment and Bonus, and the stock options that have previously vested as set forth in Section 5.3, the Company has agreed that the stock options granted to Reale by the Company prior to the date hereof which have not yet vested, shall vest in accordance with the following vesting schedule: (i) Reale may exercise his option to acquire Three Hundred Thirty-Five Thousand (335,000) (the "PMA Options") shares of fully paid and non-assessable shares of common stock, par value $0.01 per share (the "Common Stock") of the Company on or after the issuance of the PMA, provided that, the PMA Options shall vest at the discretion of the Board of Directors of the Company in the same manner (both in time and amount) as those granted to other executives generally; and (ii) Reale may exercise his option to acquire Two Hundred Twenty-One Thousand Six Hundred Sixty-Six (221,666) (the "March Options") shares of Common Stock on March 31, 2004. Except as set forth above, Reale and the Company acknowledge and agree that Reale has not been granted any other options to acquire Common Stock of the Company which have not already vested, and that Reale is not entitled to any other stock options or equity incentives pursuant to the Employment Agreement or otherwise.

                     5.2 Exercise. (i) With respect to those stock options which vested prior to the date hereof, Reale may exercise those stock options at any time prior to 5:00 p.m. on the 90th day following the Separation Date, (B) with respect to the March Options, Reale may exercise the March Options at any time prior to 5:00 p.m. on June 29, 2004, and (C) with respect to the PMA Options, Reale may exercise the PMA Options at any time prior to 5:00 p.m. on the 90th day following the later of (x) the Separation Date or (y) the vesting date of the PMA Options (to the extent vested), upon written notice to the Company at its principal office at 10220-1 Old Columbia Road, Columbia, Maryland 21046-1705, Attention: Anthony P. Deasey, after which time all unexercised options shall expire and be of no further legal force or effect. The notice shall be executed and delivered with the Purchase Form attached hereto as Exhibit A duly completed and signed and shall be accompanied by payment in cash or cashier's check of the aggregate purchase price for the number of shares, which Reale is acquiring pursuant to the provisions hereof.

                      5.3 Exercise Price. The exercise price for the stock options to acquire Common Stock noted above shall be as follows:

        Option Vesting Date        # of Stock Options       Exercise Price/Share
        -------------------        ------------------       --------------------
              5/14/02                      221,667                 $ .64
             12/06/02                      120,000                 $ .40
              3/31/03                      221,667                 $ .64
           March Options                   221,666                 $ .64
            PMA Options                    335,000                 $ .76

         Except as outlined above, Reale and the Company acknowledge and agree that Reale has not been granted any other stock options to acquire Common Stock of the Company.

                  6. Benefits.
                     ---------

                     6.1 Participation in Employee Benefit Programs. Subject to Reale's meeting the respective eligibility requirements of each plan, until the first anniversary of the Separation Date, Reale shall be entitled to participate in, and be covered by, each health insurance and hospitalization plan of the Company, as the case may be, made available to its executives generally, on the same terms as offered to all executives from and after the date hereof. Thereafter, Reale shall have the same opportunity to continue group health benefits at Reale's expense in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") as is available generally to other executives separating from employment with the Company.

                     6.2 Laptop. Reale shall be entitled to retain, for his own personal use, the laptop and docking station previously provided to him by the Company and described on Schedule A, provided that Reale will provide the Company reasonable access to the laptop at the Company on or before February 29, 2004, to enable the Company to remove all confidential and proprietary information and software belonging to the Company, and that Reale further certifies that he has kept no copies in any medium of such information and software.

                     6.3 No Other Benefits. Except as expressly set forth herein, Reale shall not be entitled to any other benefit provided by the Company to its executives generally, including, but not limited to, any employee benefit program in which Reale had a right to participate under the Employment Agreement.

                     6.4 Expenses. Reale acknowledges and agrees that he has not incurred, and is not entitled to reimbursement for any out-of-pocket expenses paid or incurred by him from and after February 1, 2004 and that he has submitted all expense reports or requests for reimbursement for out-of-pocket expenses incurred prior to February 1, 2004. Reale has or shall immediately return to the Company for cancellation the American Express charge card to which he has been provided access.

                  7. Restrictive Covenants.
                     ----------------------

                     7.1 Until the first anniversary of the Separation Date, Reale agrees that he shall not, without the Company's prior written consent (which may be withheld for any reason or for no reason in the Company's sole discretion), do anything in any way inconsistent with his prior duties to, or adverse to the interests of, the Company, nor shall Reale, directly or indirectly, himself or by or through a family member or otherwise, alone or as a member of a partnership or joint venture, or as a principal, officer, director, consultant, employee or stockholder of any other entity, compete with the Company or be engaged in or connected with any other business competitive with that of the Company or any of its affiliates, except that Reale may own as a passive investment not more than five percent (5%) of the securities of any publicly held corporation that may engage in such a business competitive with that of the Company or any of its affiliates.

                     7.2 In view of the fact that Reale was brought into close contact with many confidential affairs of the Company and its affiliates not readily available to the public, Reale agrees that he shall continue to:

                         (a) keep secret and retain in the strictest confidence
all non-public information about (i) research and development, test results, suppliers, venture or strategic partners, licenses and patents or patent applications, planned or existing products, know-how, financial condition and other financial affairs (such as costs, pricing, profits and plans for future development, methods of operation, business and marketing plans) of the Company and its affiliates; (ii) the employment policies and plans of the Company and its affiliates; and (iii) any other proprietary information relating to the Company and its affiliates, their operations, businesses, financial condition and financial affairs (collectively, the "Confidential Information") and, for such time as the Company or any of its affiliates is operating, Reale shall not disclose the Confidential Information to anyone not then an officer, director or authorized employee of the Company or its affiliates, at any time after the date hereof, except with the Company's express written consent or except to the extent that such confidential information can be shown to have been in the public domain through no fault of Reale; and

                         (b) to deliver to the Company within ten days after the
Separation Date, all memoranda, notes, records, reports and other documents relating to the Company or its affiliates, businesses, financial affairs or operations and all property associated therewith, which he may then possess or have under his control.

                     7.3 Reale shall not at any time during the three-year period following the Separation Date, (i) employ any individual who was employed by the Company or any of its affiliates at any time during the such period or during the twelve

(12) calendar months immediately preceding the Separation Date, or (ii) in any way cause, solicit, induce, influence or participate in the employment of any such individual by anyone else in any business that is competitive with any of the businesses engaged in by the Company or any of its affiliates.

                     7.4 Reale shall not at any time during the three-year period following the Separation Date, directly or indirectly, either (i) persuade or attempt to persuade any customer or client of the Company or of any of its affiliates to cease doing business with the Company or with any affiliate, or to reduce the amount of business it does with the Company or with any of its affiliates, (ii) solicit for himself or any person other than the Company or any of its affiliates, the business of any individual or business which was a customer or client of the Company or any of its affiliates at any time during the eighteen month period immediately preceding the Separation Date.

                     7.5 Reale acknowledges that the execution and delivery by him of the promises set forth in this Section 7 is an essential inducement to the Company to enter into this Agreement, and that the Company would not have entered into this Agreement but for such promises. Reale further acknowledges that his services to the Company were unique and that any breach or threatened breach by Executive of any of the foregoing provisions of this Section 7 cannot be remedied solely by damages. In the event of a breach or a threatened breach by Executive of any of the provisions of this Section 7, the Company shall be entitled to injunctive relief restraining Reale and any business, firm, partnership, individual, corporation or other entity participating in such breach or attempted breach. Nothing herein, however, shall be construed as prohibiting the Company from pursuing any other remedies available at law or in equity for such breach or threatened breach, including the recovery of damages.

                     7.6 If any of the provisions of, or promises contained in, this Section 7 are hereafter construed to be invalid or unenforceable in any jurisdiction, the same shall not affect the remainder of the provisions or the enforceability thereof in any other jurisdiction, which shall be given full effect, without regard to the invalid portions or the unenforceability in such other jurisdiction. If any provisions contained in this Section 7 are held to be unenforceable in any jurisdiction because of the duration or scope thereof, the parties hereto agree that the court making such determination shall have the power to reduce the duration and/or scope (if such provision, in its reduced form, shall be enforceable); provided, however, that the determination of such court shall not affect the enforceability, duration or scope of this Section 7 in any other jurisdiction.

                  8. Releases. The parties shall execute the releases in the form attached hereto as Exhibit B simultaneously with the execution of this Agreement.

                  9. Employment Agreement of No Further Force or Effect. This Agreement supercedes all prior agreements between the parties including all provisions of the Employment Agreement, which is terminated in its entirety and is of no further legal force or effect effective as of the date of this Agreement.

                  10. Non-Disparagement. From and after the date hereof, regardless of any dispute that may arise between the parties, each party agrees that he or it shall not disparage, criticize or make statements to any person (other than on a confidential basis to attorneys, accountants, and family members) that are negative, detrimental or injurious to the other.

                  11. Recovery of Personal Effects. On a date mutually agreed upon by Reale and the Company (which shall be a Saturday or Sunday), and in no event later than February 29, 2004, Reale shall be given access to the Company's premises, accompanied by Anthony P. Deasey or his designate, to retrieve any personal effects of Reale which remain at the Company.

                  12. Notices.
                      --------

                      All notices and communications hereunder shall be in writing and delivered by hand or sent by registered or certified mail, postage and registration or certification fees prepaid, return receipt requested, or by overnight delivery such as Federal Express, and shall be deemed given when hand delivered or three (3) business days after the date when mailed, or upon one (1) business day after delivery to an agent for overnight delivery, if sent in such manner, as follows:

                  If to the Company:  Celsion Corporation
                                      10220-1 Old Columbia Road,
                                      Columbia, Maryland 21046-1705
                                      Attention:  Anthony P. Deasey
                                                  Executive Vice President and
                                                  Chief Financial Officer

                  With a copy to:      Venable LLP
                                       Mercantile Bank and Trust Building
                                       2 Hopkins Plaza, Suite 1800
                                       Baltimore, Maryland 21201
                                       Attn:  Michael J. Baader, Esquire

                  If to Reale:         Daniel S. Reale
                                       16 Goodnough Road
                                       Chestnut Hill, MA 02416

                  With a copy to:      Richard Glovsky, Esq.
                                       Prince, Lobel, Glovsky & Tye
                                       585 Commercial Street
                                       Boston, MA 02109

The foregoing addresses may be changed by either party from time to time by notice given in the manner set forth in this Section 12.

                  13. Jurisdiction. Any suit involving any dispute or matter arising under this Agreement may only be brought in any United States federal district court located in the State of Maryland or in any state court located in Howard County, Maryland. Each of the parties hereto consents to the venue and the exercise of personal jurisdiction by such court with respect to all such proceedings.

                  14. Review Period; Waiver. Reale understands that he has twenty-one (21) days from the date of his receipt of this Agreement, which was February ___, 2004, to consider his decision to sign it, and that he may unilaterally waive this period at his election. Employee's signature on this Agreement constitutes an express waiver of the twenty-one (21) day period if affixed prior to the expiration of that period. By signing this Agreement, Employee expressly acknowledges that his decision to sign this Agreement was knowing and voluntary and of his own free will.

                  15. ADEA Claim Revocation Rights. Reale acknowledges that he may revoke this Agreement only as it pertains to claims under the Age Discrimination In Employment Act (29 U.S.C. ss.ss. 626 et seq., "ADEA") for up to and including seven (7) days after his execution of this Agreement, and that the aspects of this Agreement regarding his release of claims under the ADEA shall not become effective until the expiration of seven (7) days from the date of his execution of this Agreement. This provision regarding revocation shall have no effect on the validity and enforceability of any other term, condition or provision of this Agreement, which becomes effective when signed. In the event that Reale revokes this Agreement as it pertains to claims under the ADEA, Reale agrees that all other provisions of this Agreement (and the releases described in Section 8) are independently supported by adequate consideration and are fully enforceable. Reale expressly agrees that, in order to be effective, his revocation pursuant to this Section must be in writing and must actually be received by the Company before 5:00 p.m. on the seventh day following his execution of this Agreement.

                  16. OWBPA Violations. To the extent that any provision of this Agreement is determined to be in violation of the Older Workers Benefit Protection Act ("OWBPA"), it should be severed from the Agreement or modified to comply with the OWBPA, without affecting the validity or enforceability any of the other terms or provisions of the Agreement.

                  17. REALE'S ACKNOWLEDGMENTS. REALE ACKNOWLEDGES AND AGREES
THAT: (A) REALE IS SPECIFICALLY ADVISED TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING THIS AGREEMENT AND REALE HAS HAD ADEQUATE TIME AND OPPORTUNITY TO DO SO AND ANY DECISION NOT TO DO SO WAS HIS ALONE, IN HIS SOLE DISCRETION; (B) REALE'S DECISION TO EXECUTE THIS AGREEMENT IS OF REALE'S OWN FREE WILL; (C) NO INDUCEMENTS, REPRESENTATIONS OR AGREEMENTS HAVE BEEN MADE OR RELIED UPON TO MAKE THIS AGREEMENT EXCEPT

AS STATED IN THIS AGREEMENT; AND (D) REALE HAS IN FACT READ THIS AGREEMENT AND UNDERSTANDS ALL OF ITS TERMS.

                  18. Miscellaneous.
                  ------------------

                       18.1 Entire Agreement; Amendment; Waiver. This Agreement and the releases executed by the parties in connection herewith, contain the entire understanding of the parties hereto with respect to the subject matter hereof, and the provisions hereof may not be altered, amended, waived, terminated or discharged in any way whatsoever except by subsequent written agreement executed by the party charged therewith. This Agreement supersedes all prior employment agreements (including, without limitation the Employment Agreement), understandings and arrangements between Reale and the Company pertaining to the terms of the employment of Reale. A waiver by either of the parties of any of the terms or conditions of this Agreement, or of any breach hereof, shall not be deemed a waiver of such terms or conditions for the future or of any other term or condition hereof, or of any subsequent breach hereof.

                       18.2 Severability. Subject to the provisions of Section
7.6 as they affect the provisions of Section 7 hereof, the provisions of this Agreement are severable, and if any provision of this Agreement is invalid, void, inoperative or unenforceable, the balance of the Agreement shall remain in effect, and if any provision is inapplicable to any circumstance, it shall nevertheless remain applicable to all other circumstances.

                       18.3 Governing Law. This Agreement shall be construed and interpreted under the laws of the State of Maryland applicable to contracts executed and to be performed entirely therein.

                       18.4 Headings. The captions and section headings in this Agreement are not part of the provisions hereof, are merely for the purpose of reference and shall have no force or effect for any purpose whatsoever, including the construction of the provisions of this Agreement.

                       18.5 Binding Nature. This Agreement shall be binding upon and inure to the benefit of Reale and his personal representatives, executors and administrators and to the successors or assigns of the Company.

                       18.6 Construction. The parties and their respective legal counsel actively participated in the negotiation and drafting of this Agreement, and in the event of any ambiguity or mistake herein, or any dispute among the parties with respect to the provisions hereto, no provision of this Agreement shall be construed unfavorably against any of the parties on the ground that he, it, or his or its counsel was the drafter thereof.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first above written.

WITNESS/ATTEST:                     CELSION CORPORATION
---------------                     -------------------

--------------------------------    By:  /s/ Anthony P. Deasey            (SEAL)
                                         ---------------------------------------
                                         Anthony P. Deasey, Executive Vice
                                         President and Chief Financial Officer

--------------------------------          /s/ Daniel S. Reale             (SEAL)
                                          --------------------------------------
                                          Daniel S. Reale

                                    EXHIBIT A

                              OPTION EXERCISE FORM


Celsion Corporation
10220-1 Old Columbia Road
Columbia, MD 21046-1705

Gentlemen:

         1. Exercise of Stock Option. I hereby exercise the [Insert Type] ______________Stock Option (the "Stock Option") granted to me on
____________________, 200___, by Celsion Corporation (the "Corporation"), subject to all the terms and provisions thereof and of the Celsion Corporation 2001 Stock Option Plan (the "Plan"), and notify you of my desire to purchase ____________ shares (the "Shares") of Common Stock of the Corporation at a price of $___________ per share pursuant to the exercise of said Stock Option.

         2. Information about the Corporation. I am aware of the Corporation's business affairs and financial condition and have acquired sufficient information about the Corporation to reach an informed and knowledgeable decision to acquire the Shares.

         3. Tax Consequences. I am not relying upon the Corporation for any tax advice in connection with this option exercise, but rather am relying on my own personal tax advisors in connection with the exercise of the Stock Option and any subsequent disposition of the Shares.

         4. Tax Withholding. I understand that, in the case of a nonqualified stock option, I must submit upon demand from the Corporation an amount in cash or cash equivalents sufficient to satisfy any federal, state or local tax withholding applicable to this Stock Option exercise, in addition to the purchase price enclosed, or make such other arrangements for such tax withholding that are satisfactory to the Corporation, in its sole discretion, in order for this exercise to be effective.

         5. Unregistered Shares. The following shall apply in the event the Shares purchased herein are not registered under the Securities Act of 1933, as amended:

            (a) I am acquiring the Shares for my own account for investment with no present intention of dividing my interest with others or of reselling or otherwise disposing of any of the Shares.

            (b) The Shares are being issued without registration under the Securities Act of 1933, as amended (the "Act"), in reliance upon the exemption provided by Section 3(b) of the Act for employee benefit plans, contained in Rule 701 promulgated thereunder, or in lieu thereof upon the private offering exemption contained in Section 4(2) of the Act, and such reliance is based in part on the above representation.

            (c) Since the Shares have not been registered under the Act, they must be held indefinitely until an exemption from the registration requirements of the Act is available or they are subsequently registered, in which event the representation in Paragraph (a) hereof shall terminate. As a condition to any transfer of the Shares, I understand that the Corporation will require an opinion of counsel satisfactory to the Corporation to the effect that such transfer does not require registration under the Act or any state securities law.

            (d) The issuer is not obligated to comply with the registration requirements of the Act, with the requirements for an exemption under Regulation A under the Act, or with the public information requirements necessary for reliance on Rule 144 under the Act, for my benefit.

            (e) The certificates for the shares to be issued to me shall contain appropriate legends to reflect the restrictions on transferability imposed by the Act.

Total Amount Enclosed:  $__________

Date:________________________               ____________________________________
                                            Daniel S. Reale



                                            Received by Celsion Corporation

                                            On:_________________________, 200__

                                            By:_________________________________

                                    EXHIBIT B

                                     RELEASE

1. CELSION CORPORATION, a Delaware corporation (the "Company"), for and in consideration of the execution by DANIEL S. REALE ("Reale") of the Agreement executed by and between the parties simultaneously herewith (the "Agreement"), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, for itself and each of its directors, officers, employees, stockholders, agents, successors, assigns, attorneys and trustees (collectively the "Celsion Releasors"), does hereby irrevocably and unconditionally remise, release, acquit, exonerate and forever discharge Reale, and his heirs, personal representatives, executors, administrators, successors and assigns, of and from any or all actions, causes of action, suits, debts, dues, sums of money, accounts, claims, demands, covenants, contracts, controversies, promises, agreements, damages, attorneys' fees, costs and expenses of suit, obligations, liabilities and judgments, of whatever kind or nature, known or unknown, now existing or which may develop in the future, in law or in equity, which any of the Celsion Releasors ever had against Reale, now has or which any of the Celsion Releasors hereafter can, shall or may have, upon or by reason of any act, omission, matter, cause or thing whatsoever, from the beginning of time through the date of this Release, except for those arising under or with respect to the Agreement.

2. WAIVER AND RELEASE.
----------------------

(a) Reale, for and in consideration of the execution by the Company of the Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, for himself and his past, present and future heirs, executors, personal representatives, administrators, successors and assigns (separately and collectively, the "Reale Releasors") does hereby irrevocably and unconditionally remise, release, acquit, exonerate and forever discharge the Company and each of the Company Releasors, of and from any or all actions, causes of action, suits, debts, dues, sums of money, accounts, claims, demands, covenants, contracts, controversies, promises, agreements, damages, attorneys' fees, costs and expenses of suit, obligations, liabilities and judgments, of whatever kind or nature, known or unknown, now existing or which may develop in the future, in law or in equity, which any of the Reale Releasors ever had against the Company, now has or which any of the Reale Releasors hereafter can, shall or may have, upon or by reason of any act, omission, matter, cause or thing whatsoever, from the beginning of time through the date of this Release, including without limitation Reale's employment and termination of employment from the Company, but excepting those arising under or with respect to the Agreement. This is a general release. This release includes, but is not limited to, all actions, causes of action, suits, claims, debts, liabilities, obligations, covenants, contracts and demands arising from or related to, directly or indirectly, Reale's employment with the Company, or the termination thereof, or any other relationship with any of the Celsion Releasors, whether the same are brought under any federal, state or local law or regulation, including, but not limited to: (i) any claim of discrimination or harassment based on age, race, color, sex, religion, handicap, disability, national origin, ancestry, citizenship, marital status or sexual orientation, or any other claim of employment discrimination, retaliation or harassment under the Age Discrimination In Employment Act (29 U.S.C. ss.ss. 626 et seq., "ADEA"), Title VII of the Civil Rights Acts of 1964 and 1991 as amended (42 U.S.C. ss.ss. 2000e et seq.), the Employee Retirement Income Security Act of 1974 as amended (29 U.S.C. ss.ss. 1001 et seq.), the Consolidated Omnibus Budget Reconciliation Act of 1985 as amended (29 U.S.C. ss.ss. 1161 et seq. "COBRA"), the Americans With Disabilities Act (42 U.S.C. ss.ss. 12101 et seq.), the Rehabilitation Act of 1973 (29 U.S.C. ss.ss. 701 et seq.), the Family and Medical Leave Act (29 U.S.C. ss.ss. 2601 et seq.), the Fair Labor Standards Act (29 U.S.C. ss.ss. 201 et seq.), the Annotated Code of Maryland, and any other law, statute, regulation or ordinance prohibiting employment discrimination or relating to the employment relationship, or any other alleged violation of local, state or federal law, constitution, regulation or ordinance, and/or public policy; and (ii) any rights or claims for alleged breach of contract, wrongful discharge, arbitration, statutory claims, compensation, violation of any state, local or federal law regarding wages, benefits or employment practices; and (iii) any rights or claims for any tort (including, without limitation, defamation) that Reale may allege has been committed against him; and (iv) any rights or interest Reale may now have or ever have under any agreement with the Company (other than the Agreement), including, without limitation, the Employment Agreement.

(b) Reale also agrees not to make or file any lawsuits, complaints, or other proceedings against the Company or to join in any such lawsuits, complaints, or other proceedings against the Company or the Celsion Releasors concerning any matter that arose prior to the date of this Agreement, provided that, this Agreement and covenant not to sue does not restrict Reale's right to initiate an action against the Celsion Releasors under the Older Workers Benefit Protection Act ("OWBPA") challenging the release of his claims or his covenant not to file a claim or lawsuit under the ADEA. Reale further agrees that, as to any such lawsuits, complaints, or other proceedings that have already been made or filed by or on behalf of Reale, Reale agrees to immediately dismiss with prejudice all such lawsuits. Reale further agrees and covenants not to assist or encourage others in making or filing any lawsuits, complaints, or other proceedings against the Company, or any other Celsion Releasor.

                  IN WITNESS WHEREOF, the parties have hereunto set their respective hands and seals as of the date and year set forth below.

ATTEST/WITNESS:                     CELSION CORPORATION


________________________________    By:__________________________(SEAL)
                                    Anthony  P. Deasey, Executive Vice
                                    President and Chief Financial Officer

                                    February _____, 2004

________________________________    _____________________________(SEAL)
                                    Daniel S. Reale

                                    February ____, 2004


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STATE OF MARYLAND

COUNTY OF BALTIMORE, to wit:

                  I hereby certify that on this _____ day of February, 2004, before me the subscriber, a Notary Public of the State of Maryland, in and for the County aforesaid, personally appeared Anthony P. Deasey, in his capacity as Anthony P. Deasey, Executive Vice President and Chief Financial Officer of Celsion Corporation, and he acknowledged that he executed the foregoing Release for the purposes therein contained.

                  IN WITNESS WHEREOF, I hereto set my hand and official seal.



                                            ------------------------------------
                                            Notary Public

                                            My Commission Expires:
                                                                   -------------
STATE OF
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COUNTY OF                 , to wit:
          ----------------

                  I hereby certify that on this _____ day of February, 2004, before me the subscriber, a Notary Public of the State of _______________, in and for ______________ County, personally appeared Daniel S. Reale, and he acknowledged that he executed the foregoing Release for the purposes therein contained.

                  IN WITNESS WHEREOF, I hereto set my hand and official seal.



                                  ------------------------------------
                                  Notary Public

                                  My Commission Expires:
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